SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14 (a)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT N(0) )


Filed by the registrant / X /

File by a party other than the registrant |___|

Check the appropriate box:

            /   /       Preliminary proxy statement

            / X /       Definitive proxy statement

            /   /       Definitive additional materials

            /   /       Soliciting  material  pursuant to Rule 14a-11(c) or Rule
                        14(a) -12

                     AMERICANA GOLD & DIAMOND HOLDINGS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                                 TOMAZ KLINGBERG
--------------------------------------------------------------------------------
                   (Name of Person(s) filling Proxy Statement)

            Payment of filing fee (check the appropriate box):

            / X /       $125 per Exchange  Act Rule  0-11(c) (1) (ii),  14a-6(i)
                        (1), or 14a-6(j) (2).

            /   /       $500  per  each  party to the  controversy  pursuant  to
                        Exchange Act Rule 14a-6(i) (3).

            /   /       Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i) (4) and 0-11.

            (1)         Title of each class of securities  to which  transaction
                        applies:
--------------------------------------------------------------------------------
            (2)         Aggregate  number  of  securities  to which  transaction
                        applies:
--------------------------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1
--------------------------------------------------------------------------------

            (4)         Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
           1 Set forth the amount on which the filing fee is calculated and state how it was determined.

            / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount previously paid:
--------------------------------------------------------------------------------

            (2)         Form, schedule or registration statement no.:
--------------------------------------------------------------------------------

            (3)         Filing party:
--------------------------------------------------------------------------------

            (4)         Date filed:
--------------------------------------------------------------------------------

                     AMERICANA GOLD & DIAMOND HOLDINGS, INC.
              Avenida Francisco de Miranda con Ave Diego Cisneros,
                       Edificio Centro Empreserial Miranda
                     Mez. Oficina 11, Los Ruices, c.p. 1070
                     Caracas, Venezuela Tel (58) 2 235 2188

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on March 3, 2000
                    ----------------------------------------


To the Stockholders:

                  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of AMERICANA GOLD & DIAMOND HOLDINGS, INC. a Delaware corporation (the "Company"), will be held at the office of Olshan Grundman Frome Rosenzweig & Wolosky, 505 Park Avenue, New York, New York 10022, on March 3 2000 at 10:00 am local time for the following purposes:

           1. To elect five (5) members of the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. In voting on such proposal, the stockholders of the Company should be aware that if the nominees for Directors are elected, they will attempt to implement a variety of changes to the business operations of the Company. For a more detailed description of such changes, please see "Proposal 1 - Election of Directors" in the accompanying Proxy Statement.

           2.     To approve the nomination of Auditors; and

           3. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

                  The Board of Directors has fixed the close of business on February 17, 1999 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.


                                   By Order of the Board of Directors



                                   TOMAZ KLINGBERG
                                   Secretary

Dated:  February 21, 2000


             WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING,
               YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
                ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED,
                       WHICH REQUIRES NO POSTAGE IF MAILED
                              IN THE UNITED STATES.

                     AMERICANA GOLD & DIAMOND HOLDINGS, INC.
              Avenida Francisco de Miranda con Ave Diego Cisneros,
                       Edificio Centro Empreserial Miranda
                     Mez. Oficina 11, Los Ruices, c.p. 1070
                     Caracas, Venezuela Tel (58) 2 235 2188

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  March 3, 2000
                         -------------------------------

                                  INTRODUCTION

                  This Proxy Statement is being furnished to stockholders by the Board of Directors of Americana Gold & Diamond Holdings, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at at the offices of Olshan Grundman Frome Rosenzweig & Wolosky, 505 Park Avenue, New York, New York 10022.

The principal executive offices of the Company are located at Avenida Francisco de Miranda con Ave Diego Cisneros, Edificio Centro Empreserial Miranda, Mez. Oficina 11, Los Ruices, c.p. 1070, Caracas, Venezuela Tel (58) 2 235 2188. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is February 21, 2000.

                        RECORD DATE AND VOTING SECURITIES

                  Only stockholders or record at the close of business on February 17, 2000, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment (s) thereof. As of the close of business on the Record Date, there were outstanding 13,133,087 shares of the Company's common stock, $.001 par value (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote. There was not other class of voting securities of the Company outstanding on the Record Date. A majority of the oustanding shares of Common Stock present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

                  Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors, and (ii) for any other matter that may properly be brought before the Meeting in accordance with the judgement of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by the execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

                  The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

                  The following table sets forth information concerning ownership of the Company's Common Stock, as of February 17, 2000, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director, each nominee for Director each executive officer as defined in Item 402(a) (3) of Regulation S-KSB and by all directors and executive officers of the Company as a group. Unless otherwise indicated the address for five percent stockholders, directors and executive officers of the Company is Avenida Francisco de Miranda con Ave Diego Cisneros, Edificio Centro Empreserial Miranda, Mez. Oficina 11, Los Ruices, c.p. 1070, Caracas, Venezuela Tel (58) 2 235 2188.

Name and Address                  Shares                 Percentages
of Beneficial Owner         Beneficially Owned (1)         Of Class
-------------------         ------------------             --------
Carlos Hausmann                   1,120,090 (2)            8.5%

Tomaz Klingberg                     338,332 (3)            2.7%

Gerald L. Sneddon                         0                 -

Gordon Gutraith                           0                 -

Daniel Kunz                               0                 -

David Bending                             0                 -

All directors and                   338,332 (3)            2.7%
executive officers as a
group (1 person)

(1) Beneficial ownership determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Includes 322,156 Shares of Common Stock held by an entity controlled by Mr. Hausmann. Mr. Hausmann disclaims beneficial ownership of these shares.

(3) Includes 59,094 shares of Common Stock held by an entity controlled by Mr. Klingberg. Mr. Klingberg disclaims beneficial ownership of such shares.

                       PROPOSAL I - ELECTION OF DIRECTORS

            Unless otherwise specified, all Proxies received will be voted in favor of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Abstentions from voting and broker nonvotes on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors. Two of the five nominess are currently directors of the Company, including Gerald L. Sneddon and Gordon C. Gutraith. The terms of the nominees expire at the Meeting and when their successors are duly elected and shall have qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The following table sets forth the ages of the Directors and nominees of the Company:

                                            Year Elected to the
Name                              Age       Board of Directors

David Bending. . . . .  . . .       45
Tomas Klingberg . . . . . .         53
Daniel Kunz. . . . . . . . .        47
Gordon Gutraith. . . . . . . .      62             1998
Gerald Sneddon . . . . . . .        67             1997

This board will consist of five people: Jerry Sneddon, Daniel Kunz, David Bending, Gordon Gutraith and Thomas Klingberg. David Bending will formally assume the role of President and Chairman on shareholder acceptance of his candidacy, this business plan and certain financial and indemnity commitments. Tomaz Klindberg will be re-nominated as Secretary, and Daniel Sgarbosa will be re-nominated as Treasurer.

David Bending, B.Sc., M.Sc. is a professional geologist certified by the Association of Professional Engineers and Geoscientists of the Province of British Columbia, and a consulting exploration manager. He has 22 years of exploration, mining and corporate development experience with major mining companies including Homestake, Texasgulf and a growing group of junior companies active worldwide.

Gerald L. Sneddon, P.Eng. currently serves on the board of Directors of Francisco Gold Corp. and Gold Standard Inc. and currently has operational responsibilities for Francisco Gold Corp. Mr. Sneddon has an extensive background in the mining industry and 35 years of experience in increasingly responsible positions. For more than five years prior to 1996, Mr. Sneddon was employed in various capacities at the MK Gold Company of Boise, Idaho, most recently as Executive Vice President.

Daniel Kunz, P.Eng., MBA, currently serves as the Chief Operating Officer for Indochina Goldfields Ltd, President and Chief Executive Officer for Worldwide Strategies Inc. and has extensive experience in the successful development of mining projects and companies worldwide. He has served previously as President and Chief Executive Officer for MK Gold Company and numerous other senior positions as an executive and consultant. He brings to AGD both expertise in exploration and development, equity financing, and an extensive network of contacts

Thomaz Klingberg is a Caracas based businessman with extensive management experience in the insurance field. He has actively participated in the management of the Americana's Venezuelan subsidiaries since 1993, was a director and vice president of the company from February 1993 to May 1998, and accepted the appointment of Secretary of the Company in November 1999. Mr. Klingberg has been an economist at the University Central de Venezuela for more than the past seven years. Mr. Klingberg has been a business consultant since 1980 and serves a director for various privately held businesses. He has more than 30 years of diverse and successful business experience in Venezuela and in the international market.

Gordon Gutraith is a registered Professional Engineer more than forty years of mining and development experience with major and junior mining companies throughout the Americas. He began his carreer as an exploration geologist with INCO and Newmont Mining Corporation in Western Canada. From 1961 to 1987 he was Managing Director, Coin Canyon Mines, evaluating exploration projects in Western Canada and the United States. From 1972 to 1977 he acted as an independent consulting geologist and President, Atled Exploration Management Ltd., providing contract geological and geophysical services for the evaluation of hardrock and alluvial deposits in Canada, United States and Mexico. From 1977 to 1996, he was the founding President and later Chairman of Queenstake Resources Ltd, a Toronto Stock Exchange listed mineral exploration. He is still a director of Queenstake Resources Ltd. and has been a director of Americana Gold and Diamond Holdings since 1998.

            Plan  of   Reorganization.   During  the  1997  annual  meeting  the
shareholders approved a reorganization plan which was proposed in part to maintain the Company's listing from the NASDAQ Smallcap market. As of November 18, 1998, the Company was delisted prior to completion of the reorganization plan. The Company's Common Stock may, subject to updated filings, still be traded in the non-nasdaq over-the-counter market. As a result of such delisting of the Common Stock from the NASDAQ SmallCap Market, it may be more difficult for investors to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock.

            In view of the foregoing, upon the election of each of the four nominees to the Board of Directors of the Company, the nominees both individually and collectivelly, will undertake on a best efforts basis to proceed with the core elements of the previously approved a plan of reorganization (the "Plan") of the Company which includes, among other things, the (i) the appointment of a new management team and an experienced board of directors, (ii) arrangement of additional financing for the Company of up to $2.5 million to be used for administration and reorganization costs, corporate debt, bank debt and other general corporate purposes, including the funding of acquisition and exploration programs for gold and diamonds, (iii) complete the evaluation and as warranted acquisition of exploration properties for gold and diamonds in Santa Rosa, Roraima State, Brazil and (iv) establishment and maintenance in the Company of a technical division to manage both property and exploration programs for gold and diamonds. Accordingly, if the stockholders approve the election of the nominees for Director, it will be intention of the Board of Directors to attempt to implement the Plan.

However, there can be no assurance that the Board will be successful in implementing all or any part of the Plan or that the Board will not seek to revise or amend all or any part o the Plan. There can also be no assurance that either the election of the five nominees as Directors of the Company or the implementation of all or any part of the Plan will enable the Company's Common Stock to re - establish its listing on the NASDAQ SmallCap Market.


                                  NEW PRESIDENT

            As described above, as part of the Plan, David Bending will be appointed President of the Company on a interim basis.



Recommendation of the Board of Directors

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.


                              SECTION 16 COMPLIANCE


            The company is in the process of evaluating whether the Executive Officers and Directors of the Company did not timely file Form 3s and Form 4s under Section 16 of the Securities Exchange Act of 1934, as amended. Once the Company has finalized its evaluation, it will determine which forms are required to be filled.

Meetings

            For the fiscal year ended December 31, 1998, there were five meetings of the Board of Directors. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware. The Board of Directors does not have a standing nominating committee.

            The Board of Directors intends to create a Compensation Committee which will make recommendations concerning salaries and incentive compensation for employees of and consultants to the Company and an Audit Committee, which will review the results and scope of the audit and other services provided by the Company's independent accountants.

                             EXECUTIVE COMPENSATION

Officers and Directors' Compensation

            No officer of the Company was paid salary and bonus exceeding $100,000 with respect to the year ended December 31, 1998. No cash compensation was paid to officers of the Company in the year ended December 31, 1998.


Board of Directors Interlocks and Insider Participation

            Currently the Board of Directors has no compensation committee. See "Certain Relationships and Related Transactions for transactions between the Company and its executive officers or directors".

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            From time to time certain officers and directors of the Company have purchased Common stock from the Company in Foreign Private Placements. In 1997 and 1998, no officer or director paid $ 60,000 or more for such Common Stock.

                              INDEPENDENT AUDITORS

            The Board of Directors has appointed HLB Pistone Montuory & Asociados as the Company's independent auditors for the fiscal year ended December 31, 1998. The Company is not asking the stockholders to approve a proposal to select such auditors. A representative of HLB Pistone Montuory will not be present at the Meeting.

                              STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than February 22, 2000.

                                  ANNUAL REPORT

            All stockholders of record as of February 17 2000 have been sent, or are consurrently herewith being sent, a copy of the Company's Annual Report for the fiscal year ended December 31, 1998 (without exhibits) as filed with the Securities and Exchange Commission. Such reports contain certified financial statements of the Company for the fiscal year ended December 31, 1998.


                                            By Order of the Company,



                                            TOMAZ J. KLINGBERG, Secretary

Dated: Caracas, Venezuela
       February 21, 2000

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                     AMERICANA GOLD & DIAMOND HOLDINGS, INC.

                     Proxy -- Annual Meeting of Stockholders
                                  March 3, 2000
                    -----------------------------------------

            The undersigned, a stockholder of Americana Gold & Diamond Holdings, Inc., a Delaware corporation (the "Company"), does hereby appoint David Bending and Kenneth Schlessenger and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York, on March 3 at 10:00 a.m., local time, for the following purposes:

            The undersigned hereby instructs said proxies or their substitutes as set forth below:

      1.    ELECTION OF DIRECTORS AND CONFIRMATION OF OFFICERS

            The election of David Bending, Daniel Kunz and Tomaz Klingberg and the re-election of Gerald Sneddon and Gordon Gutraith to serve on the Board Directors until the 2000 Annual Meeting of Shareholders and the continued implementation on a `best efforts basis' of a proposed plan of reorganization of the business operations of the
            Company:

                            WITHHOLD              TO WITHHOLD AUTHORITY
              FOR ____       VOTE ____            TO VOTE FOR ANY NOMINEE (S),
                                                  INDICATE  NAME(S) BELOW

                          ----------------------------


            THIS PROXY WILL BE VOTE IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO
ELECT THE NOMINEES AS DIRECTORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OF PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

            The undersigned hereby revokes any proxy or proxies heretofore given and ratified and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                        Dated __________________________ 2000


                                        ________________________________ (L.S.)


                                        ________________________________ (L.S.)
                                        Signature(s)

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.